UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2022

Central Index Key Number of the issuing entity: 0001705163 Morgan Stanley Capital I 2017-H1
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361 Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0000312070

Barclays Bank PLC

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001682532

Starwood Mortgage Funding III LLC

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001541001 Citigroup Global Markets Realty Corp.
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-10	38-4032155 38-4032156 38-7187248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Section 8 - Other Events

Item 8.01. Other Events.

Effective as of June 21, 2022, LNR Partners, LLC (“LNR Partners”), a Florida limited liability company, will act as special servicer for the Market Street – The Woodlands mortgage loan and each related pari passu and/or subordinate promissory note (collectively, the “Market Street – The Woodlands Non-Serviced Loan Combination”), which is serviced under the pooling and servicing agreement for the BANK 2017-BNK5 securitization (the “BANK 2017-BNK5 Pooling and Servicing Agreement”), replacing CWCapital Asset Management LLC as special servicer for such non-serviced loan combination. LNR Partners was appointed at the direction of Eightfold Real Estate Capital Fund V, L.P., the directing certificateholder under the BANK 2017-BNK5 Pooling and Servicing Agreement. As special servicer for the Market Street – The Woodlands Non-Serviced Loan Combination, LNR Partners will be responsible for the servicing and administration of the Market Street – The Woodlands Non-Serviced Loan Combination if it becomes specially serviced (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to the Market Street – The Woodlands Non-Serviced Loan Combination when such non-serviced loan combination is not specially serviced. Servicing of the Market Street – The Woodlands Non-Serviced Loan Combination will continue to be governed by the BANK 2017-BNK5 Pooling and Servicing Agreement. LNR Partners is also the special servicer with respect to

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the One Presidential mortgage loan under the pooling and servicing agreement for the MSC 2017-H1 securitization.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

	By:	/s/ Jane Lam
Name: Jane Lam
Title: President

Date: June 21, 2022

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